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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 2, 2000, in the Registration Statement (Form S-1) and related Prospectus of WAM!NET Inc.


                                                        /s/ Ernst & Young LLP


Minneapolis, Minnesota
March 14, 2000